UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 30, 2013

STEELE RESOURCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53474	75-3232682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2075 Garnet Ave, Suite 2a San Diego, CA 92109
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (858) 847-9090

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On June 30, 2013, the Company entered into a Settlement and Release Agreement to address approximately $700,000 of existing Secured Loans and Promissory Notes, that had matured and demand had been made upon at the beginning of April, 2013. The secured portion of the Loans and Notes, (plus accrued but unpaid interest), were forgiven in exchange for 50% of the Company’s interest in Shooting Star Mining Co., LLC. The due date for the Notes that are convertible into Common Shares of stock was extended until December 31st, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2013	STEELE RESOURCES CORPORATION
By: /s/ Scott Landow
Scott Landow, Chief Executive Officer

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